UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

InVision Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28236	94-3123544
(Commission File Number)	(IRS Employer Identification No.)

7151 Gateway Boulevard, Newark, CA	94560
(Address of principal executive offices)	(Zip Code)

(510) 739-2400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 7: Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Document
99.1	Press release issued by InVision Technologies, Inc. on April 22, 2003.

Item 9: Regulation FD Disclosure.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 22, 2003, InVision Technologies, Inc., a Delaware corporation, issued a press release announcing earnings for the quarter ended March 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION TECHNLOGIES, INC.

Date: April 22, 2003	By:	/s/ Ross Mulholland
Ross Mulholland
Chief Financial Officer

Exhibit Index

Exhibit No.	Document

99.1	Press release issued by InVision Technologies, Inc. on April 22, 2003.